Exhibit 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Robert Earl, as a Manager and Principal Executive Officer of BH/RE, L.L.C., a Nevada limited liability company (the “Company”), certify pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

 (A)  the accompanying Quarterly Report on Form 10-Q for the period ended June 30, 2005, as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(B)  the information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 15, 2005

/S/ Robert Earl
Robert Earl
Manager (Principal Executive Officer)